The Putnam
Fund for Growth
and Income

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals. Equity fund reports, furthermore, now also list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, The Putnam Fund for Growth and Income delivered solid results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004


Report from Fund Management

Fund highlights

 * For the fiscal year ended October 31, 2004, The Putnam Fund for Growth and Income's class A shares returned 10.63% without sales charges and 4.27% with maximum sales charges reflected.

 * The fund's benchmark, the S&P 500/Barra Value Index, returned 14.46%.

 * The average return for the fund's Lipper category, Large-Cap Value Funds, was 11.58%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund generated solid returns in a challenging market environment. However, our emphasis on diversification and the resulting sector allocations caused the fund to underperform its benchmark and the average for its Lipper category. Our weighting in the energy sector, for example, was in keeping with the fund's traditional target for this sector. In retrospect, we underestimated the potential for sustained high oil prices; had we boosted exposure, the fund would have benefited from the sector's strength to a greater extent. We also generally maintain a larger-than-benchmark exposure to health-care stocks, which were weak during the period, further dampening returns. In our view, however, troubles currently dogging the pharmaceuticals industry have not diminished the long-term attractiveness of these stocks, and we believe they will reward shareholders in time. The fund's large-cap bias and its exposure to consumer staples, which was larger than the benchmark weighting, also hampered relative returns during the period.

TOTAL RETURN FOR
PERIODS ENDED 10/31/04

Class A
(inception 11/6/57)         NAV               POP
--------------------------------------------------
1 year                    10.63%             4.27%
--------------------------------------------------
5 years                    3.70             -2.28
Annual average             0.73             -0.46
--------------------------------------------------
10 years                 150.52            136.16
Annual average             9.62              8.97
--------------------------------------------------
Annual average
(life of fund)            12.30             12.16
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

The Putnam Fund for Growth and Income seeks capital growth and current income by investing primarily in undervalued stocks of large, established, dividend-paying companies. The fund may be appropriate for investors who wish to diversify a portfolio that emphasizes growth investments.

Market overview

When the fund's fiscal year began last November, riskier investments, including smaller-capitalization stocks, were outperforming. The economy was expanding at a rapid pace, and as a result, by early 2004, the market had begun to anticipate a change in the Federal Reserve Board's (the Fed's) monetary policy. Prior to the Fed's first increase in short-term interest rates, which occurred on June 30, 2004, investors had begun to rotate assets into sectors with lower interest-rate sensitivity, including consumer staples and health care. Financial stocks, which are particularly interest-rate sensitive, underperformed. In August and September, the Fed called for additional increases in short-term interest rates, despite signs that the economy appeared to be slowing. In an environment of rising short-term interest rates, and with much uncertainty over the outcome of the increasingly divisive presidential campaign, equities traded within a narrow range and the market hovered in a benign equilibrium. For perspective, the gap between the highest and lowest point of the Russell 3000 Index, a broad stock market index, for the year-to-date period through September 30, 2004, was 9.2%. Over the same period in 2003, that range was 43%.

Market returns in the second half of the fiscal year were unimpressive. Energy stocks were the notable exception, as increasing global demand for energy had driven energy prices, and energy stocks, to new highs. They remained high at the end of the reporting period. Overall, for the fiscal year, small-cap stocks had a slight edge over large caps, and value stocks outperformed growth stocks.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 14.46%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 3.38%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.42%
-------------------------------------------------------------------------------
MSCI World Index (global stocks)                                       13.25%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.53%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             3.26%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.02%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
-------------------------------------------------------------------------------

Strategy overview

In pursuing the fund's objectives of growth and income, we target high-quality stocks of large-cap companies that appear to offer excellent value. The portfolio spreads its assets across most industry sectors and remains highly diversified at all times. As a general rule, the fund's management team does not make large sector bets. We will, however, adjust sector weightings as conditions warrant, to take advantage of market trends, or to avoid trouble spots. We made minor changes to sector weightings during the year, but on the whole, financials, consumer cyclicals, health-care, and consumer staples stocks represented the largest exposures for the fund.

Portfolio turnover during the second half of the fiscal year was less than normal for the fund, which reflected the fact that the broad stock market was in a bit of a holding pattern and did not gain much ground. In an environment that offers only modest gains, achieving excess returns often comes down to the performance of individual stocks. We believe our research points to the long-term return potential of the fund's holdings, and we are confident that the market will come to realize their true value in time. Noteworthy changes during the period included increasing the fund's weighting in McDonald's and reducing exposure to JC Penney, which had been a strong performer.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 4/30/04        as of 10/31/04

Banking                       10.2%                  8.8%

Oil and gas                    7.1%                  8.5%

Pharmaceuticals                8.8%                  7.9%

Financial                      7.8%                  7.2%

Conglomerates                  5.9%                  6.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the fund's aerospace and defense stocks, Boeing was one of the best performers. Orders have increased for the company's commercial aircraft, particularly the new model 7E7, which Boeing plans to introduce in 2008. Also, a significant portion of Boeing's business is defense related, and this segment flourished in the past year. Boeing's rising share price gave a boost to the fund's return.

Also, our commitment to California utility companies proved beneficial as Edison International and Pacific Gas and Electric (PG&E) continued to show improvement. Edison International, which owns California's second-largest electric utility, Southern California Edison, initially suffered as a result of the state's energy crisis. Poor financial performance led to elimination of the dividend, and the stock price fell precipitously. However, the Supreme Court of California approved a rescue plan that enabled the utility to generate free cash flow and repair its balance sheet. Thanks to more stable natural gas prices and a more favorable regulatory situation, it is making steady progress. Earnings have recovered dramatically, and Edison has resumed payment of dividends on both its common and preferred shares. Pacific Gas and Electric benefited from the same positive trends.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 10/31/04)

 1 ExxonMobil Corp. (4.9%)
   Oil and gas

 2 Citigroup, Inc. (3.6%)
   Financial

 3 General Electric Co. (3.3%)
   Conglomerates

 4 Pfizer, Inc. (2.8%)
   Pharmaceuticals

 5 Bank of America Corp. (2.6%)
   Banking

 6 JPMorgan Chase & Co. (2.2%)
   Investment banking/brokerage

 7 Fannie Mae (2.1%)
   Financial

 8 American International Group, Inc. (2.0%)
   Insurance

 9 Altria Group, Inc. (2.0%)
   Tobacco

10 Hewlett-Packard Co. (1.8%)
   Computers

Footnote reads:
The fund's holdings will change over time.

Shares of Tyco International performed well during the fiscal year. Other stocks that produced noteworthy returns included McDonald's, Masco, and Xerox.

The fund has significant exposure to the health-care sector. Our long-term outlook for the sector is favorable; nevertheless, holdings from this group held back fund performance in recent months. Industry issues, including drug patent expirations, the regulatory environment, changes at the Food and Drug Administration (FDA), and discussions about importing drugs from Canada, have made investors wary. While performance has been disappointing recently, the valuations for many health-care stocks are at or near all-time low levels, and the stocks appear to be discounting the uncertain outlook.

Technology stocks, as a group, underperformed and created a headwind for fund holding Hewlett-Packard, which did not live up to its potential during the period. After its merger with Compaq Computer, it has had some difficulties getting all of its business units to perform well consistently. Despite these troubles, the company has begun to return excess cash to shareholders and has initiated a share repurchase program. We view these as very positive signs, and we remain enthusiastic about the company's future. We believe this stock is underappreciated and it remained in the fund's portfolio at the close of the period.

Shares of Citigroup declined over the past six months. Some of its operations are more volatile than others -- investment banking and trading, for instance. These areas took a breather as economic growth slowed during the year. Yet this financial services behemoth has a number of diversified businesses that have helped keep it strong through economic cycles and changing markets. Its size and complexity can be difficult for investors to understand, which may in turn contribute to volatility in the stock price. We believe it has the potential to reward shareholders over the long-term.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe the market environment will be positive for stocks in the coming months. The economy is well into its recovery, and we believe strengthening is likely to continue through the next year. However, the rate of economic expansion appears to have slowed, so we anticipate that corporate earnings will grow at a more moderate pace. We believe that aggregate corporate earnings will spur increases in capital spending, while consumer spending may weaken under the burdens of rising interest rates and higher energy prices. Inflation has remained tame thus far, which is a positive for businesses and the financial markets. Nevertheless, the Fed seems intent on raising short-term interest rates, and once again raised the discount rate one quarter of one percent on November 10, 2004. We believe that the Fed's restrictive policy has the potential to further weaken the dollar, relative to other currencies. The companies that stand to benefit from a weakened dollar include the very largest companies with global operations -- many of which fit the criteria for the fund's portfolio. Also, given the results of the presidential election, tax reforms favorable to investors are likely to remain in effect. This has contributed to a trend of increasing dividend payouts among companies that pay dividends, while other companies are initiating dividends or share repurchasing programs. This trend can also favor your fund, which focuses on dividend-paying stocks. In our view, valuations of large-cap stocks are currently very attractive, and our outlook for the fund is cautiously optimistic. We will continue to seek the best opportunities to generate long-term total returns to help you pursue your financial objectives.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Hugh Mullin is the Portfolio Leader, and David King and Christopher Miller are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's current Portfolio Leader and Portfolio Members. Information shown is for the current and prior year ended November 30.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Hugh Mullin         2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003                                                     *
-------------------------------------------------------------------------------------------------------------
David King          2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                                                     *
-------------------------------------------------------------------------------------------------------------
Christopher Miller  2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                                                     *
-------------------------------------------------------------------------------------------------------------


Other funds managed by the Portfolio Leader and Portfolio Members

David King is also the Portfolio Leader of Putnam Convertible
Income-Growth Trust, Putnam High Income Bond Fund, Putnam High Income Opportunities Trust, and Putnam New Value Fund.

Hugh Mullin, David King, and Christopher Miller may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended October 31, 2004.


Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)             (11/6/57)             (4/27/92)             (7/26/99)              (5/1/95)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                    10.63%      4.27%      9.77%      4.77%      9.76%      8.76%     10.06%      6.19%     10.20%
---------------------------------------------------------------------------------------------------------------------------
5 years                    3.70      -2.28      -0.15      -1.86      -0.16      -0.16       1.14      -2.40       2.38
Annual average             0.73      -0.46      -0.03      -0.37      -0.03      -0.03       0.23      -0.48       0.47
---------------------------------------------------------------------------------------------------------------------------
10 years                 150.52     136.16     132.13     132.13     132.39     132.39     138.12     129.73     144.23
Annual average             9.62       8.97       8.79       8.79       8.80       8.80       9.06       8.67       9.34
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            12.30      12.16      11.25      11.25      11.46      11.46      11.54      11.45      12.01
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/31/94 to 10/31/04

                     Fund's class A        S&P 500/Barra
Date                 shares at POP          Value Index

10/31/94                 9,425                 10,000
10/31/95                11,595                 12,303
10/31/96                14,366                 15,331
10/31/97                17,950                 19,885
10/31/98                20,130                 22,219
10/31/99                22,772                 26,443
10/31/00                23,664                 29,004
10/31/01                20,788                 23,663
10/31/02                17,730                 19,928
10/31/03                21,348                 24,874
10/31/04               $23,616                $28,471

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $23,213 and $23,239, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $23,812 ($22,973 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $24,423. See first page of performance section for performance calculation method.


--------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
--------------------------------------------------------------------
                                                    Lipper Large-
                                                        Cap Value
                                S&P 500/Barra      Funds category
                                  Value Index            average*
--------------------------------------------------------------------
1 year                                  14.46%              11.58%
--------------------------------------------------------------------
5 years                                  7.67               11.48
Annual average                           1.49                2.01
--------------------------------------------------------------------
10 years                               184.71              166.40
Annual average                          11.03               10.15
--------------------------------------------------------------------
Annual average
(life of fund)                             --+                 --+
--------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 10/31/04, there were 410, 216, and 89 funds, respectively, in this Lipper category.

 + The fund's benchmark and Lipper category were not in existence at the time of the fund's inception. The S&P 500/Barra Value Index commenced 12/31/74. The fund's Lipper category commenced 12/31/59.


-------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------------------------------------------
                            Class A            Class B            Class C            Class M            Class R
-------------------------------------------------------------------------------------------------------------------
Distributions (number)            4                  4                  4                  4                  4
-------------------------------------------------------------------------------------------------------------------
Income                         $0.253             $0.121             $0.115             $0.160             $0.234
-------------------------------------------------------------------------------------------------------------------
Capital gains                    --                 --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------
Total                          $0.253             $0.121             $0.115             $0.160             $0.234
-------------------------------------------------------------------------------------------------------------------
Share value:               NAV        POP          NAV                NAV           NAV        POP          NAV
-------------------------------------------------------------------------------------------------------------------
10/31/03                  $16.57     $17.58       $16.33             $16.50        $16.46     $17.06       $16.58
-------------------------------------------------------------------------------------------------------------------
10/31/04                   18.07      19.07*       17.80              17.99         17.95      18.60        18.03
-------------------------------------------------------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------------------------------------------------------
Current dividend rate 1    1.11%      1.05%        0.38%              0.36%         0.60%      0.58%        1.09%
-------------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                1.29       1.22         0.56               0.56          0.80       0.77         1.04
-------------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/6/57)             (4/27/92)             (7/26/99)              (5/1/95)         (1/21/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
1 year                    15.65%      8.99%     14.82%      9.82%     14.82%     13.82%     15.08%     11.03%     15.33%
----------------------------------------------------------------------------------------------------------------------------
5 years                    8.33       2.11       4.38       2.59       4.31       4.31       5.69       2.00       7.01
Annual average             1.61       0.42       0.86       0.51       0.85       0.85       1.11       0.40       1.36
----------------------------------------------------------------------------------------------------------------------------
10 years                 149.94     135.53     132.01     132.01     132.05     132.05     137.69     129.43     143.78
Annual average             9.59       8.94       8.78       8.78       8.78       8.78       9.04       8.66       9.32
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            12.30      12.16      11.26      11.26      11.46      11.46      11.54      11.46      12.02
----------------------------------------------------------------------------------------------------------------------------



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Putnam Fund for Growth and Income from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.73      $8.53      $8.53      $7.27      $6.00
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,024.80  $1,020.80  $1,020.40  $1,022.40 $1,0.23.20
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 5/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.73 (see table above) =  $47.30
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04
------------------------------------------------------------------------------
                     Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                $4.72      $8.52      $8.52      $7.25      $5.99
------------------------------------------------------------------------------
Ending value (after
expenses)          $1,020.46  $1,016.69  $1,016.69  $1,017.95  $1,019.20
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+             0.93%      1.68%      1.68%      1.43%      1.18%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.28%      2.03%      2.03%      1.78%      1.53%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
The Putnam Fund for
Growth and Income            29%        33%        30%        37%        52%
------------------------------------------------------------------------------
Lipper Large-Cap Value
Funds category
average                      78%        77%        67%        72%        75%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.29

U.S. stock
fund average           3.57

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2004


The fund's portfolio
October 31, 2004

Common stocks (99.1%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
       453,600 Omnicom Group, Inc. (S)                              $35,789,040

Aerospace and Defense (3.3%)
-------------------------------------------------------------------------------
     4,273,192 Boeing Co. (The)                                     213,232,281
     2,989,174 Lockheed Martin Corp.                                164,673,596
       609,800 Northrop Grumman Corp.                                31,557,150
     2,374,100 Raytheon Co.                                          86,607,168
       929,800 United Technologies Corp.                             86,304,036
                                                                 --------------
                                                                    582,374,231

Airlines (0.3%)
-------------------------------------------------------------------------------
     3,685,700 Southwest Airlines Co.                                58,123,489

Automotive (0.7%)
-------------------------------------------------------------------------------
     3,923,800 Ford Motor Co. (S)                                    51,127,114
     1,444,587 Lear Corp.                                            77,892,131
                                                                 --------------
                                                                    129,019,245

Banking (8.8%)
-------------------------------------------------------------------------------
    10,278,800 Bank of America Corp.                                460,387,452
     2,527,609 Bank of New York Co., Inc. (The)                      82,046,188
       278,400 Commerce Bancorp, Inc. (S)                            16,492,416
     2,197,600 Fifth Third Bancorp (S)                              108,099,944
       229,900 M&T Bank Corp. (S)                                    23,679,700
       540,555 Sovereign Bancorp, Inc. (S)                           11,703,016
     2,958,500 State Street Corp. (S)                               133,280,425
       116,200 Synovus Financial Corp. (S)                            3,159,478
    10,145,960 U.S. Bancorp                                         290,275,916
     2,197,440 Wachovia Corp. (S)                                   108,136,022
       946,200 Washington Mutual, Inc.                               36,627,402
     4,552,743 Wells Fargo & Co.                                    271,889,812
                                                                 --------------
                                                                  1,545,777,771

Basic Materials (0.1%)
-------------------------------------------------------------------------------
       456,000 Vulcan Materials Co.                                  22,699,680

Beverage (2.0%)
-------------------------------------------------------------------------------
     6,880,694 Coca-Cola Co. (The)                                  279,769,018
     3,215,302 Coca-Cola Enterprises, Inc.                           67,231,965
                                                                 --------------
                                                                    347,000,983

Biotechnology (0.1%)
-------------------------------------------------------------------------------
       361,800 Amgen, Inc. (NON)                                     20,550,240

Building Materials (1.1%)
-------------------------------------------------------------------------------
     5,465,900 Masco Corp.                                          187,261,734

Cable Television (0.1%)
-------------------------------------------------------------------------------
       596,060 Liberty Media International, Inc.
               Class A (NON)                                         21,487,963

Chemicals (3.2%)
-------------------------------------------------------------------------------
       869,300 Avery Dennison Corp. (S)                              52,888,212
     5,588,436 Dow Chemical Co. (The)                               251,144,314
     2,111,700 E.I. du Pont de Nemours & Co.                         90,528,579
     1,388,600 Hercules, Inc. (NON) (S)                              19,829,208
     1,559,824 PPG Industries, Inc. (S)                              99,438,780
     1,002,300 Rohm & Haas Co.                                       42,487,497
                                                                 --------------
                                                                    556,316,590

Coal (0.1%)
-------------------------------------------------------------------------------
       263,800 Peabody Energy Corp.                                  16,825,164

Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------
       397,700 Cintas Corp. (S)                                      17,156,778
     9,425,800 Service Corporation Intl. (NON)                       62,304,538
                                                                 --------------
                                                                     79,461,316

Computers (2.8%)
-------------------------------------------------------------------------------
    16,731,630 Hewlett-Packard Co.                                  312,212,216
     1,223,100 IBM Corp.                                            109,773,225
       245,800 Lexmark International, Inc. (NON)                     20,428,438
    10,579,300 Sun Microsystems, Inc. (NON)                          47,924,229
                                                                 --------------
                                                                    490,338,108

Conglomerates (6.2%)
-------------------------------------------------------------------------------
        16,573 Berkshire Hathaway, Inc. Class B
               (NON)                                                 46,470,692
    16,944,083 General Electric Co. (S)                             578,132,112
     2,940,727 Honeywell International, Inc.                         99,043,685
     1,236,915 SPX Corp. (S)                                         47,435,690
     9,848,349 Tyco International, Ltd. (Bermuda)                   306,776,071
                                                                 --------------
                                                                  1,077,858,250

Consumer Finance (1.7%)
-------------------------------------------------------------------------------
       550,000 Capital One Financial Corp.                           40,568,000
     2,940,900 Countrywide Financial Corp.                           93,902,937
     5,330,174 MBNA Corp.                                           136,612,360
     1,289,600 Providian Financial Corp. (NON)                       20,053,280
                                                                 --------------
                                                                    291,136,577

Consumer Goods (2.4%)
-------------------------------------------------------------------------------
     1,713,300 Colgate-Palmolive Co.                                 76,447,446
       520,000 Energizer Holdings, Inc. (NON) (S)                    24,143,600
       127,585 Fortune Brands, Inc.                                   9,290,740
     1,032,500 Gillette Co. (The)                                    42,828,100
       452,500 International Flavors & Fragrances,
               Inc.                                                  17,670,125
       950,700 Kimberly-Clark Corp.                                  56,728,269
       321,733 Newell Rubbermaid, Inc. (S)                            6,936,563
     3,635,966 Procter & Gamble Co.                                 186,088,740
                                                                 --------------
                                                                    420,133,583

Containers (0.2%)
-------------------------------------------------------------------------------
       777,500 Ball Corp.                                            30,983,375
       564,900 Owens-Illinois, Inc. (NON)                            10,467,597
                                                                 --------------
                                                                     41,450,972

Electric Utilities (3.3%)
-------------------------------------------------------------------------------
       311,700 Dominion Resources, Inc. (S)                          20,048,544
     1,122,900 Duke Energy Corp. (S)                                 27,544,737
     1,178,100 Edison International                                  35,932,050
       720,000 Entergy Corp.                                         47,059,200
     3,072,402 Exelon Corp.                                         121,728,567
       435,000 FPL Group, Inc.                                       29,971,500
       317,200 Great Plains Energy, Inc. (S)                          9,037,028
     4,515,743 PG&E Corp. (NON)                                     144,684,406
     1,015,500 PPL Corp.                                             52,806,000
     1,243,379 Progress Energy, Inc.                                 51,351,553
     2,636,700 Sierra Pacific Resources (NON) (S)                    25,312,320
       367,400 XCEL Energy, Inc. (S)                                  6,282,540
                                                                 --------------
                                                                    571,758,445

Electrical Equipment (0.6%)
-------------------------------------------------------------------------------
     1,179,800 Emerson Electric Co.                                  75,566,190
       486,534 Rockwell Automation, Inc. (S)                         20,283,602
                                                                 --------------
                                                                     95,849,792

Electronics (1.9%)
-------------------------------------------------------------------------------
     5,150,600 Intel Corp.                                          114,652,356
       969,800 Jabil Circuit, Inc. (NON)                             23,575,838
     2,280,900 Micron Technology, Inc. (NON) (S)                     27,781,362
     7,162,300 Motorola, Inc.                                       123,621,298
     6,477,300 Solectron Corp. (NON) (S)                             33,811,506
       718,300 Vishay Intertechnology, Inc. (NON)                     9,287,619
                                                                 --------------
                                                                    332,729,979

Energy (0.5%)
-------------------------------------------------------------------------------
       663,500 GlobalSantaFe Corp. (Cayman Islands)                  19,573,250
       588,100 Halliburton Co. (S)                                   21,783,224
       435,000 Noble Corp. (Cayman Islands) (NON)
               (S)                                                   19,870,800
       582,200 Transocean, Inc. (Cayman Islands)
               (NON) (S)                                             20,522,550
       393,500 Varco International, Inc. (NON)                       10,892,080
                                                                 --------------
                                                                     92,641,904

Financial (7.2%)
-------------------------------------------------------------------------------
    14,387,678 Citigroup, Inc.                                      638,381,273
     5,366,200 Fannie Mae                                           376,438,930
     3,593,945 Freddie Mac                                          239,356,737
                                                                 --------------
                                                                  1,254,176,940

Food (1.1%)
-------------------------------------------------------------------------------
     1,054,000 General Mills, Inc.                                   46,639,500
     1,701,654 H.J. Heinz Co.                                        61,855,123
       947,700 Kellogg Co. (S)                                       40,751,100
       450,752 Sara Lee Corp.                                        10,493,507
     2,296,000 Tyson Foods, Inc. Class A                             33,292,000
                                                                 --------------
                                                                    193,031,230

Forest Products and Packaging (1.2%)
-------------------------------------------------------------------------------
       499,500 Boise Cascade Corp.                                   14,745,240
     1,370,000 International Paper Co.                               52,758,700
       667,500 Plum Creek Timber Company, Inc.                       24,223,575
     1,696,830 Smurfit-Stone Container Corp. (NON)
               (S)                                                   29,456,969
     1,331,767 Weyerhaeuser Co.                                      83,421,885
                                                                 --------------
                                                                    204,606,369

Gaming & Lottery (0.3%)
-------------------------------------------------------------------------------
       934,758 Harrah's Entertainment, Inc. (S)                      54,702,038

Health Care Services (2.3%)
-------------------------------------------------------------------------------
       251,700 AmerisourceBergen Corp.                               13,853,568
     2,401,889 Cardinal Health, Inc.                                112,288,311
     1,528,335 CIGNA Corp.                                           96,988,139
       876,077 Express Scripts, Inc. Class A (NON)                   56,068,928
       258,179 Health Net, Inc. (NON) (S)                             6,263,423
       145,500 Humana, Inc. (NON)                                     2,786,325
       206,300 Laboratory Corp. of America Holdings
               (NON)                                                  9,448,540
     2,211,500 McKesson Corp.                                        58,958,590
       233,000 Medco Health Solutions, Inc. (NON)                     7,901,030
       632,662 UnitedHealth Group, Inc.                              45,804,729
                                                                 --------------
                                                                    410,361,583

Homebuilding (0.2%)
-------------------------------------------------------------------------------
       915,200 Lennar Corp. (S)                                      41,165,696

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
       886,307 Whirlpool Corp.                                       52,070,536

Industrial (0.4%)
-------------------------------------------------------------------------------
       788,000 3M Co.                                                61,125,160

Insurance (6.0%)
-------------------------------------------------------------------------------
     3,660,162 ACE, Ltd. (Cayman Islands) (S)                       139,305,766
     1,264,800 Allstate Corp. (S)                                    60,824,232
     5,834,877 American International Group, Inc.                   354,235,383
       294,200 Chubb Corp. (The)                                     21,220,646
       588,407 Fidelity National Financial, Inc.                     22,206,480
       945,600 Hartford Financial Services Group,
               Inc. (The) (S)                                        55,298,688
     1,462,900 Lincoln National Corp. (S)                            64,075,020
     3,513,700 MetLife, Inc.                                        134,750,395
       391,800 Old Republic International Corp.                       9,148,530
     3,273,313 St. Paul Travelers Companies, Inc.
               (The)                                                111,161,709
     1,020,200 XL Capital, Ltd. Class A (Cayman
               Islands) (S)                                          73,964,500
                                                                 --------------
                                                                  1,046,191,349

Investment Banking/Brokerage (4.3%)
-------------------------------------------------------------------------------
       101,688 Goldman Sachs Group, Inc. (The)                       10,004,065
       247,600 Janus Capital Group, Inc. (S)                          3,775,900
    10,166,891 JPMorgan Chase & Co. (S)                             392,441,993
        93,800 Lehman Brothers Holdings, Inc.                         7,705,670
     4,442,700 Merrill Lynch & Co., Inc.                            239,639,238
     1,907,235 Morgan Stanley                                        97,440,636
                                                                 --------------
                                                                    751,007,502

Leisure (0.1%)
-------------------------------------------------------------------------------
       431,800 Harley-Davidson, Inc.                                 24,858,726

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------
     3,624,300 Cendant Corp.                                         74,624,337
       504,800 Marriott International, Inc. Class A                  27,506,552
                                                                 --------------
                                                                    102,130,889

Machinery (1.3%)
-------------------------------------------------------------------------------
     2,243,863 Ingersoll-Rand Co. Class A (Bermuda)                 153,569,984
       947,200 Parker-Hannifin Corp. (S)                             66,900,736
                                                                 --------------
                                                                    220,470,720

Manufacturing (0.1%)
-------------------------------------------------------------------------------
       568,500 Dover Corp.                                           22,324,995

Media (1.9%)
-------------------------------------------------------------------------------
     3,232,700 Liberty Media Corp. Class A (NON)                     28,835,684
     6,868,300 Time Warner, Inc. (NON)                              114,288,512
     7,742,709 Walt Disney Co. (The)                                195,271,121
                                                                 --------------
                                                                    338,395,317

Medical Technology (--%)
-------------------------------------------------------------------------------
       211,800 Baxter International, Inc.                             6,514,968

Metals (1.1%)
-------------------------------------------------------------------------------
     5,241,700 Alcoa, Inc.                                          170,355,250
       642,308 Barrick Gold Corp. (Canada)                           14,458,353
                                                                 --------------
                                                                    184,813,603

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------
       276,026 Sempra Energy                                          9,257,912
       722,189 Southern Union Co. (NON) (S)                          15,866,492
                                                                 --------------
                                                                     25,124,404

Oil & Gas (8.5%)
-------------------------------------------------------------------------------
       395,300 Amerada Hess Corp. (S)                                31,904,663
     5,619,298 ChevronTexaco Corp.                                  298,159,952
       380,000 ConocoPhillips                                        32,037,800
       413,132 Devon Energy Corp.                                    30,559,374
    17,371,417 ExxonMobil Corp.                                     855,021,145
     3,000,199 Marathon Oil Corp.                                   114,337,584
       401,338 Occidental Petroleum Corp.                            22,406,701
       380,600 Sunoco, Inc.                                          28,301,416
     1,928,762 Unocal Corp.                                          80,525,814
                                                                 --------------
                                                                  1,493,254,449

Pharmaceuticals (7.9%)
-------------------------------------------------------------------------------
     5,325,534 Abbott Laboratories (S)                              227,027,514
     3,283,796 Bristol-Myers Squibb Co. (S)                          76,939,340
       844,096 Eli Lilly Co.                                         46,349,311
     5,167,700 Johnson & Johnson                                    301,690,326
     3,685,400 King Pharmaceuticals, Inc. (NON) (S)                  40,207,714
     2,365,100 Merck & Co., Inc.                                     74,051,281
    17,244,915 Pfizer, Inc.                                         499,240,289
     2,839,332 Wyeth                                                112,579,514
                                                                 --------------
                                                                  1,378,085,289

Photography/Imaging (1.0%)
-------------------------------------------------------------------------------
    12,055,382 Xerox Corp. (NON) (S)                                178,057,992

Publishing (0.2%)
-------------------------------------------------------------------------------
       439,700 McGraw-Hill Companies, Inc. (The)                     37,924,125

Railroads (1.2%)
-------------------------------------------------------------------------------
       607,500 Canadian National Railway Co.
               (Canada)                                              32,835,375
     1,025,600 Norfolk Southern Corp.                                34,819,120
     2,177,401 Union Pacific Corp.                                  137,110,941
                                                                 --------------
                                                                    204,765,436

Real Estate (0.1%)
-------------------------------------------------------------------------------
       673,500 Equity Office Properties Trust (R)                    18,938,820

Regional Bells (2.6%)
-------------------------------------------------------------------------------
     5,091,735 BellSouth Corp.                                      135,796,572
     2,674,700 SBC Communications, Inc.                              67,562,922
     6,522,900 Verizon Communications, Inc.                         255,045,390
                                                                 --------------
                                                                    458,404,884

Restaurants (1.6%)
-------------------------------------------------------------------------------
       853,600 Darden Restaurants, Inc.                              20,913,200
     8,891,600 McDonald's Corp.                                     259,190,140
                                                                 --------------
                                                                    280,103,340

Retail (3.8%)
-------------------------------------------------------------------------------
       282,596 AutoZone, Inc. (NON)                                  23,119,179
       546,120 Federated Department Stores, Inc.                     27,551,754
     5,743,877 Home Depot, Inc. (The)                               235,958,467
     1,253,677 JC Penney Companies, Inc. (Holding
               Co.) (S)                                              43,364,687
     2,711,900 Limited Brands, Inc.                                  67,200,882
     1,335,777 Lowe's Companies, Inc.                                75,177,530
       505,000 May Department Stores Co. (The)                       13,160,300
     3,898,928 Office Depot, Inc. (NON)                              63,123,644
     6,081,000 Rite Aid Corp. (NON) (S)                              22,621,320
       420,600 Ross Stores, Inc.                                     11,049,162
       789,439 Staples, Inc.                                         23,477,916
       868,600 Supervalu, Inc. (S)                                   25,615,014
     1,605,000 TJX Companies, Inc. (The)                             38,487,900
                                                                 --------------
                                                                    669,907,755

Software (0.4%)
-------------------------------------------------------------------------------
       381,477 Amdocs, Ltd. (Guernsey) (NON)                          9,594,147
     2,376,300 Microsoft Corp.                                       66,512,637
                                                                 --------------
                                                                     76,106,784

Technology Services (0.4%)
-------------------------------------------------------------------------------
       665,000 Automatic Data Processing, Inc.                       28,854,349
       965,500 Fiserv, Inc. (NON) (S)                                34,313,870
                                                                 --------------
                                                                     63,168,219

Textiles (0.1%)
-------------------------------------------------------------------------------
       570,000 Liz Claiborne, Inc.                                   23,301,600

Tobacco (2.0%)
-------------------------------------------------------------------------------
     7,303,787 Altria Group, Inc.                                   353,941,518

Toys (0.5%)
-------------------------------------------------------------------------------
     5,094,020 Mattel, Inc. (S)                                      89,196,290

Waste Management (0.2%)
-------------------------------------------------------------------------------
     1,053,300 Waste Management, Inc.                                29,997,984
                                                                 --------------
               Total Common stocks
               (cost $14,557,648,702)                           $17,364,811,566

Convertible preferred stocks (0.5%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       764,400 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                  $38,506,650
       536,100 Xerox Corp. 144A $3.75 cv. pfd.                       43,893,188
                                                                 --------------
               Total Convertible preferred stocks
               (cost $64,350,763)                                   $82,399,838

Purchased options outstanding (--%) (a)  (cost $289,933)

                                                     Expiration date/
Contract amount                                      strike price         Value
-------------------------------------------------------------------------------
       115,811 Fannie Mae (Call)                     Nov 04/$66.58     $470,413

Short-term investments (2.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $10,000,000 Sheffield Receivables Corp. for an
               effective yield of 1.83%, November
               15, 2004                                              $9,992,883
    29,607,999 Interest in $500,000,000 joint
               tri-party repurchase  agreement
               dated October 29, 2004 with Banc of
               America  Securities, LLC due
               November 1, 2004 with respect to
               various U.S. government
               obligations-- maturity value of
               $29,612,588 for an effective yield
               of 1.86% (collateralized  by Fannie
               Mae securities with yields ranging
               from 5.00% to  6.05% and due dates
               ranging from 12/1/08 to 6/1/34 and
               Freddie Mac securities with yields
               ranging from 4.50% to  5.50% and due
               dates ranging from 6/1/34 to
               10/1/34)                                              29,607,999
   235,859,181 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 1.75% to
               2.03% and  due dates ranging from
               November 1, 2004 to  December 6,
               2004 (d)                                             235,780,497
    71,733,961 Putnam Prime Money Market Fund (e)                    71,733,961
                                                                 --------------
               Total Short-term investments
               (cost $347,115,340)                                 $347,115,340
-------------------------------------------------------------------------------
               Total Investments
               (cost $14,969,404,738)                           $17,794,797,157
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $17,518,616,852.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at October 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Written options outstanding at October 31, 2004
(premium received $237,517)

Contract                                             Expiration date/
amount                                               strike price         Value
-------------------------------------------------------------------------------
115,811 Freddie Mac (Put)                            Nov 04/$65.52      $74,351
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $227,970,673 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $14,897,670,777)        $17,723,063,196
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $71,733,961) (Note 5)          71,733,961
-------------------------------------------------------------------------------
Cash                                                                   91,630
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          27,943,474
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              4,046,960
-------------------------------------------------------------------------------
Receivable for securities sold                                     58,917,379
-------------------------------------------------------------------------------
Total assets                                                   17,885,796,600

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   51,322,666
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         42,439,707
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                19,267,152
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          8,748,635
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)              1,152,415
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           14,219
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              5,604,506
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$237,517) (Note 1)                                                     74,351
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                235,780,497
-------------------------------------------------------------------------------
Other accrued expenses                                              2,775,600
-------------------------------------------------------------------------------
Total liabilities                                                 367,179,748
-------------------------------------------------------------------------------
Net assets                                                    $17,518,616,852

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                               $15,881,224,534
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        4,057,838
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,192,221,105)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                      2,825,555,585
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                            $17,518,616,852

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($12,154,651,635 divided by 672,760,673 shares)                        $18.07
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $18.07)*                $19.07
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($3,364,806,546 divided by 189,044,354 shares)**                       $17.80
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($109,312,038 divided by 6,075,368 shares)**                           $17.99
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($145,209,046 divided by 8,091,232 shares)                             $17.95
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.95)*                $18.60
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($191,477 divided by 10,619 shares)                      $18.03
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,744,446,110 divided by 96,355,888 shares)            $18.10
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $111,597)                       $397,500,690
-------------------------------------------------------------------------------
Interest (including interest income of $391,280 from
investments in affiliated issuers) (Note 5)                         2,249,976
-------------------------------------------------------------------------------
Securities lending                                                    240,537
-------------------------------------------------------------------------------
Total investment income                                           399,991,203

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   80,806,758
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                   36,957,873
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               705,288
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            254,823
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       80,759
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              32,705,631
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              35,976,738
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               1,188,064
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,219,188
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     202
-------------------------------------------------------------------------------
Other                                                               5,807,218
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   826,556
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (826,556)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (75,955)
-------------------------------------------------------------------------------
Total expenses                                                    195,626,587
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (3,414,117)
-------------------------------------------------------------------------------
Net expenses                                                      192,212,470
-------------------------------------------------------------------------------
Net investment income                                             207,778,733
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                1,052,945,885
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,943,360
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)               483
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the year                     633,890,202
-------------------------------------------------------------------------------
Net gain on investments                                         1,688,779,930
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations           $1,896,558,663
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $207,778,733     $273,509,084
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                  1,054,889,728     (680,532,989)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments       633,890,202    4,021,703,478
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                     1,896,558,663    3,614,679,573
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                         (189,764,720)    (191,160,490)
-------------------------------------------------------------------------------
Class B                                          (25,674,863)     (23,318,908)
-------------------------------------------------------------------------------
Class C                                             (807,679)        (808,059)
-------------------------------------------------------------------------------
Class M                                           (1,551,145)      (1,706,613)
-------------------------------------------------------------------------------
Class R                                                 (339)              (9)
-------------------------------------------------------------------------------
Class Y                                          (28,138,043)     (22,462,126)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              40,561               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (4,563,751,225)  (2,746,182,781)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets       (2,913,088,790)     629,040,587

Net assets
-------------------------------------------------------------------------------
Beginning of year                             20,431,705,642   19,802,665,055
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $4,057,838 and
$44,704,662, respectively)                   $17,518,616,852  $20,431,705,642
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                   Year ended October 31
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.57          $13.95          $16.86          $19.81          $21.10
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                            .22 (d)         .23             .22             .21             .26
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          1.53            2.59           (2.60)          (2.55)            .45
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               1.75            2.82           (2.38)          (2.34)            .71
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (.25)           (.20)           (.21)           (.25)           (.26)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --            (.32)           (.36)          (1.74)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.25)           (.20)           (.53)           (.61)          (2.00)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $18.07          $16.57          $13.95          $16.86          $19.81
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             10.63           20.40          (14.71)         (12.15)           3.92
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $12,154,652     $14,580,763     $14,095,214     $17,731,034     $20,159,272
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            .92 (d)         .90             .86             .82             .81
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           1.25 (d)        1.53            1.33            1.14            1.38
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             29.44           32.71           29.94           36.90           52.23
-------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                   Year ended October 31
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.33          $13.75          $16.62          $19.53          $20.82
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                            .09 (d)         .11             .09             .07             .12
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          1.50            2.56           (2.56)          (2.52)            .44
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               1.59            2.67           (2.47)          (2.45)            .56
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (.12)           (.09)           (.08)           (.10)           (.11)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --            (.32)           (.36)          (1.74)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.12)           (.09)           (.40)           (.46)          (1.85)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $17.80          $16.33          $13.75          $16.62          $19.53
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              9.77           19.51          (15.37)         (12.80)           3.14
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $3,364,807      $3,886,995      $4,009,396      $7,397,121     $10,163,817
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.67 (d)        1.65            1.61            1.57            1.56
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .50 (d)         .78             .56             .39             .64
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             29.44           32.71           29.94           36.90           52.23
-------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                   Year ended October 31
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.50          $13.90          $16.79          $19.75          $21.08
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                            .09 (d)         .12             .09             .07             .11
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          1.52            2.57           (2.58)          (2.55)            .46
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               1.61            2.69           (2.49)          (2.48)            .57
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (.12)           (.09)           (.08)           (.12)           (.16)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --            (.32)           (.36)          (1.74)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.12)           (.09)           (.40)           (.48)          (1.90)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $17.99          $16.50          $13.90          $16.79          $19.75
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              9.76           19.44          (15.30)         (12.84)           3.16
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $109,312        $140,116        $132,854        $168,471        $117,763
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.67 (d)        1.65            1.61            1.57            1.56
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .50 (d)         .78             .57             .38             .57
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             29.44           32.71           29.94           36.90           52.23
-------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                   Year ended October 31
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.46          $13.86          $16.75          $19.68          $20.97
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                            .13 (d)         .15             .13             .12             .16
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          1.52            2.58           (2.58)          (2.54)            .45
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               1.65            2.73           (2.45)          (2.42)            .61
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (.16)           (.13)           (.12)           (.15)           (.16)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --            (.32)           (.36)          (1.74)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.16)           (.13)           (.44)           (.51)          (1.90)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $17.95          $16.46          $13.86          $16.75          $19.68
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             10.06           19.78          (15.14)         (12.58)           3.41
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $145,209        $196,091        $205,097        $309,868        $387,088
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.42 (d)        1.40            1.36            1.32            1.31
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .75 (d)        1.03             .82             .64             .89
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             29.44           32.71           29.94           36.90           52.23
-------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------
                                                                 For the
                                                                  period
                                                    Year     January 21,
                                                   ended        2003+ to
Per-share                                     October 31      October 31
operating performance                               2004            2003
-------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.58          $14.58
-------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------
Net investment income (a)                            .18 (d)         .15
-------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                 1.50            1.98
-------------------------------------------------------------------------
Total from
investment operations                               1.68            2.13
-------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------
From net
investment income                                   (.23)           (.13)
-------------------------------------------------------------------------
Total distributions                                 (.23)           (.13)
-------------------------------------------------------------------------
Redemption fees                                       -- (e)          --
-------------------------------------------------------------------------
Net asset value,
end of period                                     $18.03          $16.58
-------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             10.20           14.71*
-------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $191              $1
-------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.17 (d)         .90*
-------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           1.00 (d)         .99*
-------------------------------------------------------------------------
Portfolio turnover (%)                             29.44           32.71
-------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                   Year ended October 31
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.61          $13.98          $16.89          $19.85          $21.14
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                            .26 (d)         .26             .26             .26             .30
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          1.53            2.61           (2.60)          (2.56)            .46
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               1.79            2.87           (2.34)          (2.30)            .76
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (.30)           (.24)           (.25)           (.30)           (.31)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --              --            (.32)           (.36)          (1.74)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.30)           (.24)           (.57)           (.66)          (2.05)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (e)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $18.10          $16.61          $13.98          $16.89          $19.85
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             10.81           20.73          (14.46)         (11.96)           4.18
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $1,744,446      $1,627,740      $1,360,104      $1,460,710      $1,530,454
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            .67 (d)         .65             .61             .57             .56
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           1.49 (d)        1.77            1.58            1.39            1.63
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             29.44           32.71           29.94           36.90           52.23
-------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2004, the value of securities loaned amounted to $227,970,673. The fund received cash collateral of $235,780,497, which is pooled with collateral of other Putnam funds into 23 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $928,398,654 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
  $48,534,733   October 31, 2010
  879,863,921   October 31, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $2,488,768 to decrease undistributed net investment income with a decrease to accumulated net realized loss of $2,488,768.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation         $3,326,418,018
Unrealized depreciation           (764,638,207)
                                  ------------
Net unrealized appreciation      2,561,779,811
Undistributed ordinary
income                               3,847,996
Capital loss carryforward         (928,398,654)
Cost for federal income
tax purposes                   $15,233,017,346

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund.

The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended October 31, 2004, Putnam Management has assumed $826,556 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters. (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $31,971,303 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, October 31, 2004, the fund's expenses were reduced by $3,414,117 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,398, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $667,835 and $14,286 from the sale of class A and class M shares, respectively, and received $7,597,848 and $19,720 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2004, Putnam Retail Manage ment, acting as underwriter, received $29,918 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,475,589,814 and $9,827,132,991, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         730,572           399,322
Options exercised                     (614,761)         (161,805)
Options expired                             --                --
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of year                            115,811          $237,517
----------------------------------------------------------------

Note 4
Capital shares

At October 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         46,845,463      $829,959,093
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     9,935,249       174,971,459
----------------------------------------------------------------
                                    56,780,712     1,004,930,552

Shares repurchased                (263,743,238)   (4,595,324,686)
----------------------------------------------------------------
Net decrease                      (206,962,526)  $(3,590,394,134)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         99,833,873    $1,462,775,910
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    11,964,902       175,951,305
----------------------------------------------------------------
                                   111,798,775     1,638,727,215

Shares repurchased                (242,262,167)   (3,579,085,331)
----------------------------------------------------------------
Net decrease                      (130,463,392)  $(1,940,358,116)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,306,158      $231,906,748
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,401,696        23,984,808
----------------------------------------------------------------
                                    14,707,854       255,891,556

Shares repurchased                 (63,646,331)   (1,094,161,154)
----------------------------------------------------------------
Net decrease                       (48,938,477)    $(838,269,598)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         23,818,472      $346,814,824
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,494,791        21,680,974
----------------------------------------------------------------
                                    25,313,263       368,495,798

Shares repurchased                 (78,844,929)   (1,130,637,069)
----------------------------------------------------------------
Net decrease                       (53,531,666)    $(762,141,271)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            980,495       $17,366,483
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        42,398           732,592
----------------------------------------------------------------
                                     1,022,893        18,099,075

Shares repurchased                  (3,437,566)      (59,531,393)
----------------------------------------------------------------
Net decrease                        (2,414,673)     $(41,432,318)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,306,602       $34,083,222
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        50,168           735,065
----------------------------------------------------------------
                                     2,356,770        34,818,287

Shares repurchased                  (3,427,752)      (50,325,373)
----------------------------------------------------------------
Net decrease                        (1,070,982)     $(15,507,086)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            889,399       $15,627,876
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        85,513         1,482,523
----------------------------------------------------------------
                                       974,912        17,110,399

Shares repurchased                  (4,795,920)      (83,269,898)
----------------------------------------------------------------
Net decrease                        (3,821,008)     $(66,159,499)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,755,082       $25,704,440
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       111,890         1,633,086
----------------------------------------------------------------
                                     1,866,972        27,337,526

Shares repurchased                  (4,753,881)      (69,871,381)
----------------------------------------------------------------
Net decrease                        (2,886,909)     $(42,533,855)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             10,660          $190,786
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            19               339
----------------------------------------------------------------
                                        10,679           191,125

Shares repurchased                        (129)           (2,295)
----------------------------------------------------------------
Net increase                            10,550          $188,830
----------------------------------------------------------------

                                    Period from January 21, 2003
                                    (commencement of operations)
                                             to October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 69            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                 9
----------------------------------------------------------------
                                            69             1,009

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                69            $1,009
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         25,697,636      $457,615,976
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,589,397        28,138,043
----------------------------------------------------------------
                                    27,287,033       485,754,019

Shares repurchased                 (28,951,932)     (513,438,525)
----------------------------------------------------------------
Net decrease                        (1,664,899)     $(27,684,506)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         28,040,466      $418,734,714
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,517,568        22,462,126
----------------------------------------------------------------
                                    29,558,034       441,196,840

Shares repurchased                 (28,830,451)     (426,840,302)
----------------------------------------------------------------
Net increase                           727,583       $14,356,538
----------------------------------------------------------------


Note 5
Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Manage ment. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2004, management fees paid were reduced by $75,955 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $391,280 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.

Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended October 31, 2004. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large Cap Value group are (in descending order) Citigroup, Deutsche Bank, Merrill Lynch, Goldman Sachs, and CSFB. Commissions paid to these firms together represented approximately 45% of the total brokerage commissions paid for the year ended October 31, 2004.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Factset, ITG, JP Morgan, Lehman, Morgan Stanley, Sanford Bernstein, Standard & Poor's, and UBS.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange
Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN022-216532  12/04

Not FDIC Insured    May Lose Value    No Bank Guarantee

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

The Putnam Fund for Growth and Income
Supplement to Annual Report dated 10/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/04

                                                                        NAV

1 year                                                                10.81%
5 years                                                                4.96
Annual average                                                         0.97
10 years                                                             156.77
Annual average                                                         9.89
Life of fund (since class A inception, 11/6/57)
Annual average                                                        12.36

Share value:                                                            NAV

10/31/03                                                             $16.61
10/31/04                                                             $18.10
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     4          $0.297        --                     $0.297

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (6/15/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 11 and 12 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 10/31/04

                                                  Class Y
Expenses paid per $1,000*                         $3.46
Ending value (after expenses)                     $1,025.40
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04

                                                  Class Y
Expenses paid per $1,000*                         $3.46
Ending value (after expenses)                     $1,021.72
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                  0.68%
Average annualized expense ratio for Lipper peer group++               1.03%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------

Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $187,741*   $--             $6,226    $3,685
October 31, 2003    $136,327    $--             $5,108    $--

*Includes fees of $ 16,537 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $124,825 and $107,184 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004